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                                                                       Exhibit 1

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)
                                 STATE OF NEVADA
                               SECRETARY OF STATE

1.    NAME OF CORPORATION: DYNAMIC INTERNATIONAL, LTD.

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

      Name of Resident Agent: THE CORPORATION TRUST COMPANY OF NEVADA
      Street Address:      One East First Street,     Reno, Nevada  89501
      Street No.    Street Name                            City         Zip

3. SHARES: (number of shares the corporation is authorized to issue) Number of shares with par value 50,000,000 Par value .001(cent) Number of shares without par value: -0-

4.    GOVERNING BOARD: shall be styled as (check box) /X/ Directors     Trustees

      The FIRST BOARD OF DIRECTORS shall consist of 1 member(s) and the name(s) and address(es) is (are) as follows (attach additional pages if necessary)

        Marton Grossman               58 Second Avenue, Brooklyn,  NY 11215
             Name                                  Address

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             Name                                  Address

5. PURPOSE (optional - see reverse side) The purpose of the corporation shall be:

6. OTHER MATTERS: This form includes the nominal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 1 .

7. SIGNATURES OF INCORPORATION: The names and addresses of each of the incorporators signing the articles: (Attach additional sheets if there are more than two incorporators)

      Richard F. Horowitz
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           Name (print)                                  Name (print)
      292 Madison Avenue, New York, NY 10017
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      Address                                            Address

      /S/
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      Signature                                          Signature

      State of New York   County Of New York                State of           County Of

      This instrument was acknowledged before me on         This instrument was acknowledged
before me on
      July 19,          , 1996  by
    , 19   by  Richard F. Horowitz


      an incorporator                                        an incorporator
      of Dynamic International, Ltd.                         of
(name of party on behalf of whom instrument was executed)    (name of party on behalf of whom
instrument was executed)

      /S/_______________________________                      ________________________________
             Notary Public Signature                          Notary Public Signature

         (affix notary stamp or seal)                         (affix notary stamp or seal)


8.    CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

         The Corporation Trust Company of Nevada hereby accepts appointment as Resident Agent for the above named corporation

        The Corporation Trust Company of Nevada By:
      /S/                                                           7/29/96
---------------------------------------------------------------  ---------------
      Signature of Resident Agent  (NY)  (Assistant Secretary)        Date
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                     ATTACHMENT TO ARTICLES OF INCORPORATION
                                       OF
                            DYNAMIC INDUSTRIES, LTD.

         6. OTHER MATTERS: No director of officer of the corporation shall have any personal liability for damages for breach of fiduciary duty as a director or officer, provided, however, this provision does not eliminate or limit the liability of any director or officer for:

                  (a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or
                  (b) The payment of distributions in violation of NRS
78.300.